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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of Earliest Event Reported) - June 1, 2001




                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-14603                 13-3976138
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


                 1740 Broadway                                        10019
               New York, New York                                  (Zip Code)
    (Address of principal executive offices)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)




                                       N/A
             (Former name or address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Exhibits.

                     99.1      News Release of The MONY Group Inc. dated June 1,
                               2001.


ITEM 9.  REGULATION FD DISCLOSURE.

           On June 1, 2001, The MONY Group Inc. issued a News Release regarding an initiative being implemented by its wholly owned subsidiary, Advest Inc. The News Release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item 9 by reference thereto.
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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MONY GROUP INC.



                                        By: /s/ Bart Schwartz
                                            ------------------------------------
                                                Bart Schwartz
                                                Senior Vice President and
                                                  General Counsel

Date: June 1, 2001
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                                  EXHIBIT INDEX

99.1     News Release of The MONY Group Inc. dated June 1, 2001.